EXHIBIT 99.1
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POSITRON ANNOUNCES CANCELLATION OF NOTE AND OTHER OBLIGATIONS IN EXCHANGE FOR
SALE OF CARDIAC PET SOFTWARE TO GENERAL ELECTRIC COMPANY

                     GE LICENSES TECHNOLOGY BACK TO POSITRON

       HOUSTON--July 9, 2003--Positron Corporation (OTCBB:POSC - News) manufacturer of positron emission tomography ("PET") scanners, today announced that it had entered into an agreement with General Electric Company, acting through its GE Medical Systems Division ("GE"), pursuant to which GE surrendered for cancellation Positron's $2,000,000 note and accrued interest, 9,000,000 shares of Positron's common stock and a warrant exercisable for 6,000,000 shares of the Positron's common stock in exchange for Positron selling to GE its cardiac PET software.

       In connection with the transaction, GE granted Positron a worldwide, perpetual, non-exclusive, royalty-free license to use the transferred cardiac PET software, and GE and Positron entered into a services agreement whereby GE will pay Positron to provide support to transition the software to GE.

       Gary Brooks, Chairman and CEO of Positron, commented, "We are very pleased that we have been able to satisfy our term loan to GE that it acquired when GE acquired Imatron Inc. in 2001. This transaction allows us to clean-up our balance sheet and proceed to implement our business plan of being a major contributor to the field of PET scanning." Brooks added that, "The sale and subsequent licensing back of the technology will result in no material result on Positron's cardiac PET business."

       Positron Corporation is primarily engaged in designing, manufacturing, marketing and supporting advanced medical imaging devices utilizing positron emission tomography (PET) technology under the trade name POSICAM(TM) systems. POSICAM(TM) systems incorporate patented and proprietary technology for the diagnosis and treatment of patients in the areas of oncology, cardiology and neurology. POSICAM(TM) systems are in use at leading medical facilities, including the University of Texas -- Houston Health Science Center; Hadassah Hebrew University Hospital in Jerusalem, Israel; The Coronary Disease Reversal Center in Buffalo, New York; Emory Crawford Long Hospital Carlyle Fraser Heart Center in Atlanta; and Nishidai Clinic (Diagnostic Imaging Center) in Tokyo. Additional information may be found at http://www.positron.com.

       EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS NEWS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, FUTURE EVENTS OR PERFORMANCE AND UNDERLYING ASSUMPTIONS AND OTHER STATEMENTS WHICH ARE OTHER THAN STATEMENTS OF HISTORICAL FACTS. CERTAIN STATEMENTS CONTAINED HEREIN ARE FORWARD-LOOKING STATEMENTS AND, ACCORDINGLY, INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING STATEMENTS. THE COMPANY'S EXPECTATIONS, BELIEFS AND PROJECTIONS ARE EXPRESSED IN GOOD FAITH AND ARE BELIEVED BY THE COMPANY TO HAVE A REASONABLE BASIS, INCLUDING, WITHOUT LIMITATIONS, MANAGEMENT'S

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EXAMINATION OF HISTORICAL OPERATING TRENDS, DATA CONTAINED IN THE COMPANY'S
RECORDS AND OTHER DATA AVAILABLE FROM THIRD PARTIES, BUT THERE CAN BE NO ASSURANCE THAT MANAGEMENT'S EXPECTATIONS, BELIEFS OR PROJECTIONS WILL RESULT OR BE ACHIEVED OR ACCOMPLISHED. IN ADDITION TO OTHER FACTORS AND MATTERS DISCUSSED ELSEWHERE HEREIN, THE FOLLOWING ARE IMPORTANT FACTORS THAT, IN THE VIEW OF THE COMPANY, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS: THE ABILITY OF THE COMPANY TO ATTAIN WIDESPREAD MARKET ACCEPTANCE OF ITS POSICAM(TM) SYSTEMS; THE ABILITY OF THE COMPANY TO OBTAIN ACCEPTABLE FORMS AND AMOUNTS OF FINANCING TO FUND FUTURE OPERATIONS; DEMAND FOR THE COMPANY'S SERVICES; AND COMPETITIVE FACTORS. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF.

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